SCHEDULE 14A
                                 (RULE 14A-101)

                             SEC FILE NUMBER 0-28371

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed  by  the  registrant  |XXXX|

Filed  by  a  party  other  than  the  registrant  |  |

Check  the  appropriate  box:

|  |  Preliminary  proxy  statement.             |  |  Confidential  for  use
of  the  commission  only  (as
permitted  by  Rule
14a-6(e)(2)).

|XXXX|  Definitive  proxy  statement.

|  |  Definitive  additional  materials.

|  |  Soliciting  material  pursuant  to  Rule  14a-12.



                               Endovasc Ltd., Inc.
                (Name of Registrant as Specified in Its Charter)

                        _________________________________
    (Name of Person(S) Filing Proxy Statement, if Other Than the Registrant)


Payment  of  filing  fee:  (check  the  appropriate  box):

|XXXX|  No  fee  required.

|  |  Fee  computed  on  table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction applies: ___

(2)  Aggregate  number  of  securities  to  which  transaction  applies:  ___

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

(4)  Proposed  maximum  aggregate  value  of  transaction:  ___


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(5)  Total  fee  paid:  ___

|  |  Fee  paid  previously  with  preliminary  materials:  ___

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1)     Amount  Previously  Paid:  ___

(2)     Form,  Schedule  or  Registration  Statement  No.:  ____

(3)     Filing  Party:  ___

(4)     Date  Filed:  ___

                              ENDOVASC LTD., INC.
                          15001 WALDEN ROAD, SUITE 108
                            MONTGOMERY, TEXAS 77356

                    NOTICE  OF  SPECIAL  MEETING  OF  STOCKHOLDERS
                          TO  BE  HELD  ON  APRIL  26,  2002

A Special Meeting of Stockholders (the "Special Meeting") of Endovasc Ltd., Inc. (the "Company") will be held at 15001 Walden Road, Suite 108, Montgomery, Texas 77356 on April 26, 2002 at 10:00 AM (CST) for the following purposes:

     (1) To act on the proposal to amend our Articles of Incorporation to increase the total number of authorized shares of our common stock to 200,000,000 shares of common stock.

     (2) To act on the proposal to amend our Articles of Incorporation to provide that the corporation vests in the Board of Directors the authority to prescribe the classes, series and the number of each class or series of preferred stock.

     (3) To act upon such other business as may properly come before the Special Meeting.

Only holders of common stock of record at the close of business on March 22, 2002 will be entitled to vote at the Special Meeting or any adjournment thereof.

You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/  BARBARA J. RICHARDSON
                                         BARBARA J. RICHARDSON, SECRETARY



MARCH  21, 2002
MONTGOMERY, TEXAS

                              ENDOVASC LTD., INC.
                          15001 WALDEN ROAD, SUITE 108
                            MONTGOMERY, TEXAS 77356

                PROXY STATEMENT SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2002

This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Endovasc Ltd., Inc., a Nevada corporation, (the "Company") for their use at the Special Meeting (the "Special Meeting") of Stockholders of the Company to be held at 15001 Walden Road, Suite 108, Montgomery, Texas 77356 on April 26, 2002 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about April 5, 2002. The cost of solicitation of proxies is being borne by the Company.

The close of business on March 22, 2002 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. As of the record date of March 22, 2002, there were approximately 94,000,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Special Meeting. Each share is entitled to one vote. The affirmative vote of a majority of the shares of Common Stock entitled to vote at the Special Meeting is required for the approval of proposals Numbers 1 and 2 set forth in the accompanying Notice.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Special Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted: (I) FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 SHARES OF COMMON STOCK, AND, (II) FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO PROVIDE THAT THE CORPORATION VESTS IN THE BOARD OF DIRECTORS THE AUTHORITY TO PRESCRIBE THE CLASSES, SERIES AND THE NUMBER OF EACH CLASS OR SERIES OF PREFERRED STOCK.

The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Special Meeting.

            _________________________________________________________

                   (1) TO AMEND THE ARTICLES OF INCORPORATION
                        TO INCREASE THE TOTAL NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK
                     TO 200,000,000 SHARES OF COMMON STOCK.
           __________________________________________________________

DESCRIPTION  AND  EFFECT  OF  THE  AMENDMENT

The Board of Directors of the Company recommends the approval of the proposed Amendment to the Articles of Incorporation to increase the number authorized shares of common stock to a total of 200,000,000 shares of common stock.

The proposed Amendment would amend Article IV of our Articles of Incorporation to authorize 200,000,000 shares of common stock. Such an Amendment requires the affirmative vote of a majority of the shares of common stock entitled to vote at the Special Meeting.

PRINCIPAL  REASONS  FOR  THE  AMENDMENT
---------------------------------------

The Board of Directors believes it is desirable to increase the number authorize shares of common stock to a total 200,000,000 shares of common stock. Currently, the Company has 100,000,000 shares of common stock authorized and 6,000,000 unissued shares of common stock that are available for future issuance.
However, all 6,000,000 of these unissued shares have been reserved.We have reserved 4,000,000 shares of our unissued common stock for the future conversion of our Series A Preferred Stock into common stock. We have reserved 2,000,000 shares of our unissued common stock for issuance upon the exercise of our outstanding options and warrants. At the present time, we have no other definitive plans to issue shares of common stock. However, if all of our outstanding Series A Preferred Stock were to be converted now, we would be obligated to issue approximately 16,000,000 shares of common stock for that purpose alone. If our shareholders approve this amendment, then we will reserve an additional amount of approximately 12,000,000 shares of common stock for Series A Preferred Stock conversions. If this amendment is approved, then we will have the unissued and unreserved amount of 88,000,000 shares of common stock that would be available for us to issue in the future. Approximately 94,000,000 shares of common stock currently authorized have been previously issued for corporate purposes.

The proposed amendment will allow the Company to meet its contractual obligation to carry out conversions of our Series A Convertible Preferred Stock that is held by investors, by issuing to such Series A Preferred Stock investors, the appropriate number of shares of our common stock, upon the conversion of the Series A Preferred Stock, from time to time. The Series A Preferred Stock is convertible into our common stock at a conversion ratio and at a conversion price that is variable and is dependent on the market value of our common stock at the time of conversions which may occur from time to time. The lower the market value of our common stock at the time of such conversions, the more shares of common stock are issuable upon such conversions. At the present time, we have reserved 4,000,000 shares of our presently authorized and unissued common stock to be used in conjunction with future conversions of our Series A Preferred Stock. At the present time, we have reserved 2,000,000 shares of our presently authorized and unissued common stock to be used in conjunction with future exercises of our outstanding warrants and options. Other than future conversions of Series A Preferred Stock, future exercises of our warrants and options, and future issuance pursuant to our existing employee stock option plan, we have no other obligations to issue common stock. We believe that the amendment to authorize a total of 200,000,000 will provide us with sufficient shares of common stock to honor future conversions of Series A Preferred Stock. At the present time, we have no other definitive plans to issue shares of common stock.

If our shareholders do not approve this proposal at the Special Meeting, then we may not be able to honor future conversion requests from the Series A Preferred Stock investors in the future because approximately 94,000,000 shares of common stock that are presently authorized in our Articles of Incorporation have already been issued and are already outstanding. At the present time, we may not have enough authorized shares of common stock available for issuance to meet our future needs. Further, we may not have enough shares of authorized common stock to issue in the future upon the exercise of our current outstanding stock options and warrants and for those options and warrants that we could issue in the future under compensation plans or for other reasons. At the present time, we intend to issue shares, options and warrants under employee compensation plans, and we intend to issue shares to vendors as payment for services. If this proposal is given effect, then we would have an aggregate of 200,000,000 shares of common stock authorized, out of which 94,000,000 shares would be issued and outstanding, 18,000,000 shares would be reserved (i.e., 16,000,000 shares for Series A Preferred Stock conversions and 2,000,000 shares for issuance upon the exercise of options and warrants), and 88,000,000 shares would be unissued and unreserved. At the present time, we have outstanding approximately 8,000 shares of Series A Preferred Stock, and approximately 19,992,000 unissued shares of preferred stock. At the present time, we have no definitive plans to issue shares of preferred stock.

The purpose of the proposed amendment is also to make available for issuance additional shares of common stock which will be available in the event the Board of Directors determines that it is necessary and appropriate to raise additional capital through the sale of common stock in the public or private market, to acquire assets or pay for services in whole or in part using our common stock or otherwise issue shares of common stock for acquisitions or other appropriate corporate purposes. The Company is presently evaluating raising additional capital for general corporate purposes, in which event the Company may utilize some authorized shares of common stock for that purpose. We have no intent to use our common stock in connection with an exchange of securities, merger, consolidation, acquisition or similar transaction.

The Company presently has approximately 94,000,000 shares of common stock outstanding. On a fully diluted basis, for example, if all authorized shares are issued after the amendment is effective, the Company would have 200,000,000 shares of common stock outstanding. The Board of Directors believes that it is in the best interest of the Company to have more shares of common stock available for issuance. We will most likely issue a substantial number of shares of common stock upon conversion of the Series A Preferred Stock. We will most likely issue a substantial number of shares of common stock upon the exercise of our stock options and warrants. Further, we most likely will issue common stock in connection with future capital raising efforts, asset acquisitions, vendor compensation and employment agreements with key executives of the Company.

At the present time, for example, if all outstanding shares of Series A Preferred Stock had been converted on March 18, 2002, we would have issued approximately 16,000,000 shares of common stock to honor such conversions. Further, if all of our outstanding stock options and warrants had been exercised on March 18, 2002, we would have issued approximately 2,100,000 shares of common stock to honor such option and warrant exercises (on March 18, 2002, none of our currently outstanding stock options or warrants were "in-the-money").

     The current amount of authorized preferred stock is 20,000,000 shares of preferred stock and we are not changing that amount.

AMENDMENT  TO  ARTICLES  OF  INCORPORATION

     The first paragraph of Article Four of the Company's Articles of Incorporation would be amended in its entirety to read as follows:

     ARTICLE  FOUR

     "(a)  Authorized  Capital  Stock. The total number of shares of stock which
           --------------------------
     the Corporation shall have authority to issue is 220,000,000 shares, consisting of 200,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), and 20,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock")".

DESCRIPTION  OF  COMMON  STOCK

The holders of common stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders of the Company. The holders of common stock have the sole right to vote, except as otherwise provided by law and the Articles of Incorporation including provisions governing any shares of the Preferred Stock. The common stock does not have any cumulative voting, preemptive, subscription or conversion rights. The election of directors and other general stockholder action requires the affirmative vote of a majority of shares represented at a meeting in which a quorum is represented. Holders are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor, subject to the payment of preferential dividends with respect to any shares of the Preferred Stock that, from time to time, may be outstanding. In the event of the dissolution, liquidation or winding up of the Company, the holders of the Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities of the Company and subject to the prior distribution rights of the holders of any shares of the Preferred Stock that may be outstanding at that time.

            _________________________________________________________

                   (2) TO AMEND THE ARTICLES OF INCORPORATION
                        TO PROVIDE THAT THE CORPORATION
                VESTS IN THE BOARD OF DIRECTORS THE AUTHORITY TO
                PRESCRIBE THE CLASSES, SERIES AND THE NUMBER OF
                    EACH CLASS OR SERIES OF PREFERRED STOCK.
             ______________________________________________________

DESCRIPTION  AND  EFFECT  OF  THE  AMENDMENT

The Board of Directors unanimously recommends a vote FOR the proposal to amend the Articles of incorporation to provide that the corporation vests in the Board of Directors the authority to prescribe the classes, series and the number of each class or series of preferred stock. Such an amendment requires the affirmative vote of a majority of the shares of common stock entitled to vote at the special meeting.

PRINCIPAL  REASONS  FOR  THE  AMENDMENT

The purpose of the amendment to our Articles of Incorporation is to further the interests of our Corporation and our shareholders by clarifying and explicitly vesting in our Board of Directors the authority to prescribe the classes, series and the number of each class or series of preferred stock. This amendment further describes in more detail the authority of our Board of Directors. By using this authority, the Board of Directors acting alone and without the need for shareholder approval, can respond quickly to such important Corporate matters such as raising money through the sale of preferred stock.

AMENDMENT  TO  ARTICLES  OF  INCORPORATION

     The new amendment will be to add the following to Article Four of our Articles of Incorporation as a new paragraph two, labeled paragraph (b):

     "(b)  Preferred  Stock.  The  Corporation  hereby  vests  in  the  Board of
           ----------------
     Directors, the authority to prescribe the classes, series and the number of each class or series of Preferred Stock, and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock. The Preferred Stock may be divided into and issued in one or more series. The preferences, limitations, and relative rights of the Preferred Stock may vary between series in any and all respects, but shall not vary within a series. The Board of Directors may establish one or more series of unissued shares of the Preferred Stock and fix and determine the preferences, limitations, and relative rights of any series to the fullest extent set forth herein and permitted by law, as now or hereafter in force. The Board of Directors may increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued and outstanding. The preferences, limitations, and relative rights of any Preferred Stock to be issued shall be fixed by the Board of Directors adopting a resolution or resolutions to such effect and filing a statement with respect thereto as required by law, as now or hereafter in force, with the Secretary of State of the State of our State of domicile."

The Nevada Revised Statutes provide at Section 78.035 that our Articles of Incorporation may authorize our Board of Directors to fix and determine in a resolution the classes, series and numbers of each class or series. The Nevada Revised Statutes provide at Section 78.195 that if we desire to have more than one class or series of stock, then our Articles of Incorporation may vest authority in our Board of Directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

We believe that Nevada law, our present articles of incorporation and our bylaws allow us to take action on designating preferred stock by action of our Board of Directors only, and without shareholder approval before or after the designation of preferred stock by our Board of Directors. If our shareholders vote in favor of proposal number 2, our shareholders will continue not to have the power to approve the Board of Director's designation of preferences and/or limitations of preferred stock before or after the designation of preferred stock. Thus, our shareholders presently do not have, and if this amendment is approved would not have, the power to approve the designation of preferred stock before or after the designation of preferred stock by our Board of Directors. Further, we believe that Nevada law, our present articles of incorporation and our bylaws allow us to take action on issuing preferred stock by action of our Board of Directors only, and without shareholder approval before or after the issuance of preferred stock by our Board of Directors. If our shareholders vote in favor of proposal number 2, our shareholders will continue not to have the power to approve the Board of Director's issuance of preferred stock before or after the issuance of preferred stock. Thus, our shareholders presently do not have, and if this amendment is approved would not have, the power to approve the issuance of preferred stock before or after the issuance of preferred stock by our Board of Directors.


                _________________________________________________

                                (3) OTHER MATTERS
                _________________________________________________


The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /S/  BARBARA J. RICHARDSON
                                                BARBARA J. RICHARDSON, SECRETARY



MARCH  21,  2002
MONTGOMERY,  TEXAS

                                      PROXY

                              ENDOVASC LTD., INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2002


The undersigned hereby appoints Dr. David P. Summers and Barbara J. Richardson, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Endovasc Ltd., Inc. held of record by the undersigned on March 22, 2002, at the Special Meeting of Stockholders to be held on April 26, 2002 at 15001 Walden Road, Suite 108, Montgomery, Texas 77356 at 10:00 AM
(CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE PROPOSALS LISTED IN NUMBERS 1 AND 2.


     1.   THE  PROPOSAL  TO  AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE
          TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 SHARES OF COMMON STOCK.


          [  ]  FOR                [  ]  AGAINST            [  ]  ABSTAIN



     2. THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO VEST IN THE BOARD OF DIRECTORS THE AUTHORITY TO PRESCRIBE THE CLASSES, SERIES AND THE NUMBER OF EACH CLASS OR SERIES OF PREFERRED STOCK.


          [  ]  FOR                [  ]  AGAINST            [  ]  ABSTAIN


     3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.


          [  ]  FOR                [  ]  AGAINST            [  ]  ABSTAIN

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                    _____________________________
NUMBER OF           SIGNATURE
SHARES OWNED

____________

                    _____________________________
                    (TYPED OR PRINTED NAME)

                    _____________________________
                    SIGNATURE IF HELD JOINTLY

                    _____________________________
                    (TYPED OR PRINTED NAME)

                    DATED: ______________________

                    THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.